Exhibit 10.1

Forbearance and Waiver Agreement

This FORBEARANCE AND WAIVER AGREEMENT (this “Agreement”), dated as of July 25, 2016 (the “Agreement Effective Date”), is among Atlas Resources, LLC, a limited liability company formed under the laws of the State of Pennsylvania (the “Master General Partner”), each of the undersigned participating partnerships (the “Participating Partnerships”; together with the Master General Partner, the “Obligors”), each of the Hedge Providers that is a signatory hereto, and Wells Fargo Bank, National Association, as collateral agent for the Secured Parties (in such capacity, together with its successors, the “Collateral Agent”).

Recitals

A.The Master General Partner, the Participating Partnerships, the Collateral Agent and the Hedge Providers are parties to that certain Secured Hedging Facility Agreement, dated as of March 5, 2012 (as amended prior to the date hereof, the “Hedging Agreement”), pursuant to which the Obligors have provided collateral in respect of certain hedging transactions;

B.The Master General Partner has entered into a Restructuring Support Agreement dated July 25, 2016 (the “Restructuring Support Agreement”) with certain of its affiliates and creditors, including the Hedge Providers;

C.The Master General Partner has asked the Collateral Agent and the Hedge Providers to forbear from exercising certain rights and remedies under the Hedging Agreement and the other Hedging Facility Documents with respect to the Anticipated Events of Default (as hereinafter defined);

D.Upon the terms and conditions contained herein, the Collateral Agent and the Hedge Providers are prepared to forbear from the exercise of certain rights and remedies otherwise available to them at law, in equity or by agreement as a result of the Anticipated Events of Default upon the terms set forth herein, without waiving any of their other rights or remedies;

E.The forbearance by the Collateral Agent and the Hedge Providers as provided for in this Agreement shall result in direct and tangible benefits to the Obligors; and

F.The Collateral Agent and the Hedge Providers are willing to grant such forbearance subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Hedging Agreement, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Hedging Agreement.  Unless otherwise indicated, all section references in this Agreement refer to the Hedging Agreement.

Section 2.Acknowledgments by the Master General Partner.  The Master General Partner acknowledges and agrees as follows:

(a)Accuracy of Recitals.  The Recitals are accurate and are a part of this Agreement.

Exhibit 10.1

(b)Anticipated Events of Default.  The Master General Partner anticipates that:

(i)

An Event of Default under Section 8.1(h) of the Hedging Agreement will occur as a result of the commencement of the Chapter 11 Cases (as defined in the Restructuring Support Agreement, the “Chapter 11 Case”) by the Master General Partner and certain of its Affiliates (the “Anticipated Hedging Facility Default”); and

(ii)

An Event of Default under each Approved Master Agreement will occur as a result of the commencement of the Chapter 11 Case (the “Anticipated Triggering Event”; together with the Anticipated Hedging Facility Default, the “Anticipated Events of Default”)

(c)Reservation of Rights.  Except for the rights, powers and remedies which the Collateral Agent and the Hedge Providers agree to forbear from exercising during the Forbearance Period pursuant to Section 3 below, each Obligor acknowledges and agrees that the Collateral Agent and the Hedge Providers hereby reserve all rights, powers and remedies under the Hedging Agreement, the other Hedging Facility Documents, and applicable law in connection with any violation or noncompliance by any Obligor with the terms of the Hedging Agreement or any of the other Hedging Facility Documents.

Section 3.Forbearance and Waiver by the Collateral Agent and the Hedge Providers

(a)Forbearance Period.At the request of the Master General Partner, the Collateral Agent and the Hedge Providers agree to forbear from the exercise of any and all rights and remedies, whether at law, in equity, by agreement or otherwise, which are or become available to the Collateral Agent and the Hedge Providers in respect of the Hedging Agreement and the other Hedging Facility Documents as a result of the Anticipated Events of Default until the earliest to occur of the following: (i) the occurrence of an Event of Default or Triggering Event under an Approved Master Agreement, the Hedging Agreement or any other Hedging Facility Document (other than the Anticipated Events of Default), as applicable; (ii) any holder of Debt or any agent, trustee or representative on behalf of any such holder shall exercise or seek to exercise any rights or remedies (including set off or declaring any such Debt due and payable), under or pursuant to any applicable indenture, loan agreement or similar agreement or under applicable law, in respect of any of the Participating Partnerships or any of their respective Property and whether as a secured or unsecured creditor, in each case, as a result of the Anticipated Events of Default; or (iii) the occurrence of a Termination Event under the Restructuring Support Agreement (the period beginning on the Agreement Effective Date and terminating or expiring on the earliest of such dates being hereinafter referred to as the “Forbearance Period”); provided, however, the Collateral Agent shall provide the Master General Partner with prompt written notice upon any termination.

(b)Termination of Forbearance Period.  Each Obligor acknowledges and agrees that upon the occurrence of any of the events set forth in clauses (i) through (iii) of paragraph (a) above, the provisions of this Section 3 of this Agreement shall automatically and immediately terminate without any further action by, or notice being due from the Collateral Agent or any Hedge Provider, and the Collateral Agent and the Hedge Providers may proceed (but are not required), to the extent an Event of Default or Triggering Event is then continuing, to exercise any and all rights and remedies which the Collateral Agent and the Hedge Providers may have upon the occurrence of an Event of Default or Triggering Event, including, without limitation, the Anticipated Events of Default, and including, without limitation, enforcing all rights and remedies available under the Hedging Agreement, any other Hedging Facility Document, or at law and in equity.

Exhibit 10.1

(c)Waiver. Upon occurrence of the effective date of the proposed joint prepackaged chapter 11 plan of reorganization contemplated by the Restructuring Support Agreement (the “Plan Effective Date”)  and the consummation of the First Lien Exit Facility (as defined in the Restructuring Support Agreement), the Anticipated Events of Default shall be deemed to have been waived by the Collateral Agent and the Hedge Providers.

(d)Acknowledgment Regarding Forbearance.  Each Obligor acknowledges that neither the Collateral Agent nor any Hedge Provider has made any assurances concerning (i) any possibility of an extension of the Forbearance Period; (ii) the manner in which or whether the Anticipated Events of Default may be resolved; or (iii) any additional forbearance, waiver, restructuring or other accommodations.  The Master General Partner agrees that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Collateral Agent or the Hedge Providers may be entitled to take or bring in order to enforce their rights and remedies against the Master General Partner or the Participating Partnerships are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

Section 4.Conditions to Agreement Effective Date.  This Agreement shall become effective as of the Agreement Effective Date when the Collateral Agent has received one or more counterparts of this Agreement, duly executed and delivered by the Master General Partner, the Participating Partnerships and the Hedge Provider Majority.

Section 5.Miscellaneous.

(a)Confirmation and Effect.  The provisions of the Hedging Agreement and the other Hedging Facility Documents shall remain in full force and effect in accordance with its terms following the effectiveness of this Agreement, and this Agreement shall not constitute a waiver of any provision of the Hedging Agreement or any other Hedging Facility Document, except as expressly provided for herein.

(b)Ratification and Affirmation of Loan Parties.  Each Obligor hereby expressly (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under the Hedging Agreement, each Approved Master Agreement, each Security Document and the other Hedging Facility Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Hedging Agreement, each Approved Master Agreement, each Security Document and the other Hedging Facility Documents to which it is a party, (d) represents and warrants to the Hedge Providers and the Collateral Agent that each representation and warranty of such Loan Party contained in the Hedging Agreement, the Approved Master Agreements and the other Hedging Facility Documents to which it is a party is true and correct in all material respects as of the date hereof (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made, (y) representations and warranties that are qualified by materiality or by reference to Material Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects, and (z) the existence of the Anticipated Events of Default), (e) represents and warrants to the Hedge Providers and the Collateral Agent that the execution, delivery and performance by such Loan Party of this Agreement are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Agreement constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (f) represents and warrants to the Hedge Providers and the Collateral Agent that, other than the Anticipated Events of Default, no Default, Event of Default or Triggering Event under the Hedging Agreement or the other Hedging Facility Documents has occurred and is continuing.

Exhibit 10.1

(c)Counterparts.  This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Agreement by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

(d)No Oral Agreement.  This written Agreement, the Hedging Agreement and the other Hedging Facility Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

(e)Governing Law.  This Agreement (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

(f)Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(h)Hedging Facility Document.  This Agreement is a Hedging Facility Document for all purposes of the Hedging Agreement and the other Hedging Facility Documents.

(i)Release.  EACH OBLIGOR, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS AGREEMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE COLLATERAL AGENT, THE HEDGE PROVIDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”).  IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE COLLATERAL AGENT AND THE HEDGE PROVIDERS PARTY HERETO TO ENTER INTO THIS AGREEMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE AGREEMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.  THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE

Exhibit 10.1

RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

Exhibit 10.1

[Signature pages follow]

The parties hereto have caused this Forbearance Agreement to be duly executed as of the day and year first above written.

MASTER GENERAL PARTNER:	ATLAS RESOURCES, LLC

By: /s/ Jeffrey Slotterback

Name:  Jeffrey Slotterback

Title:    Chief Financial Officer

Signature Page to Forbearance and Waiver Agreement

Atlas Resources, LLC

Exhibit 10.1

Atlas Resources Series 30-2011 L.P., a Delaware limited partnership

Atlas Resources Series 31-2011 L.P., a Delaware limited partnership
Atlas Resources Series 32-2012 L.P., a Delaware limited partnership
Atlas Resources Series 33-2013 L.P., a Delaware limited partnership
Atlas Resources Series 34-2014 L.P., a Delaware limited partnership
Atlas Resources Public #18-2008(A) L.P., a Delaware limited partnership
Atlas Resources Public #18-2009(B) l.P., a Delaware limited partnership
Atlas Resources Public #18-2009(C) L.P., a Delaware limited partnership
Atlas Resources Series 28-2010 L.P., a Delaware limited partnership

By:/s/ Jeffrey M. Slotterback

Name:Jeffrey M. Slotterback__________________

Title:Chief Financial Officer________________

Signature Page to Forbearance and Waiver Agreement

Atlas Resources, LLC

Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:/s/ Bryan M. McDavid

Bryan M. McDavid

Director

Signature Page to Forbearance and Waiver Agreement

Atlas Resources, LLC

Exhibit 10.1

CITIBANK, N.A., as a Hedge Provider

By: /s/ Phil Ballard

Name: Phil Ballard

Title:Vice President

Signature Page to Forbearance and Waiver Agreement

Atlas Resources, LLC

Exhibit 10.1

ABN AMRO BANK N.V., as a Hedge Provider

By:/s/ Hilde Veldman

Name: Hilde Veldman

Title:Associate Director

ABN AMRO BANK N.V., as a Hedge Provider

By: /s/ C. Podt

Name: C. Podt

Title:Executive Director

Signature Page to Forbearance and Waiver Agreement

Atlas Resources, LLC